Exhibit 10.3

FOURTH AMENDMENT TO
FIRST AMENDED AND RESTATED REVOLVING

CREDIT AGREEMENT AND RENEWAL NOTE

THIS FOURTH AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND RENEWAL NOTE (herein called this "Amendment") dated effective as of April 18, 2008 by and among M/I FINANCIAL CORP., an Ohio corporation ("Financial"), M/I HOMES, INC. (formerly known as M/I Schottenstein Homes, Inc.), an Ohio corporation ("M/I Homes") (Financial and M/I Homes are sometimes hereinafter referred to collectively as the "Borrowers"), and GUARANTY BANK, a federal savings bank ("Bank"),

W I T N E S S E T H:

WHEREAS, Borrowers and Bank have entered into that certain First Amended and Restated Revolving Credit Agreement dated as of April 27, 2006 (as heretofore amended by the First Amendment to First Amended and Restated Revolving Credit Agreement made as of November 13, 2006, that certain Second Amendment to First Amended and Restated Revolving Credit Agreement, dated as of April 27, 2007, and that certain Third Amendment to First Amended and Restated Revolving Credit Agreement, dated as of August 8, 2007 the "Original Credit Agreement"), for the purposes and consideration therein expressed, pursuant to which Bank became obligated to make loans to Borrowers as therein provided; and

WHEREAS, Borrowers and Bank desire to amend the Original Credit Agreement and the Renewal Note as provided herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Bank to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

Section 1.1. Terms Defined in the Original Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Agreement.

Section 1.2. Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

"Amendment" shall mean this Fourth Amendment to Credit Agreement and Renewal Note.

"Credit Agreement" shall mean the Original Credit Agreement, as amended hereby.

ARTICLE II.

Amendments to Original Credit Agreement

Section 2.1. Definitions.  The definitions of "Commitment" and "Commitment Period" in Section 1.1 of the Original Credit Agreement are each hereby amended by deleting the reference to "April 25, 2008" therein and substituting "May 30, 2008" in lieu thereof.

ARTICLE III.

Amendment to Renewal Note

Section 3.1. Renewal Note Amendment.  The Renewal Note is hereby amended by deleting the reference to "April 25, 2008" set forth therein and inserting "May 30, 2008" in lieu thereof.

ARTICLE IV.

Conditions of Effectiveness

Section 4.1. Effective Date.  This Amendment shall become effective as of the date first above written when and only when Bank shall have received, at Bank's office,

(a) a duly executed counterpart of this Amendment, and

(b) a duly executed certificate of the president, chief executive officer or chief financial officer and of the secretary of each Borrower certifying (i) that, in the case of M/I Homes, the action of the executive committee of the board of directors, and, in the case of Financial, the action of sole shareholder, authorizing the execution, delivery and performance of this Amendment and identifying the officers authorized to sign this Amendment, copies of which actions are attached to the respective certificates, are in full force and effect, (ii)  that the specimen signatures of the officers so authorized, copies of which specimen signatures are attached to the respective certificates, are true and correct, and (iii)  that the articles of incorporation and code of regulations of such Borrower have not been amended since the date of the Original Credit Agreement.

ARTICLE V.

Representations and Warranties

Section 5.1. Representations and Warranties of Borrowers.  In order to induce Bank to enter into this Amendment, each Borrower represents and warrants to Bank that:

(a) The representations and warranties contained in Section 3 of the Original Credit Agreement are true and correct at and as of the time of the effectiveness hereof;

(b) Each Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow and to perform its obligations under the Original Credit Agreement and the Renewal Note.  Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder and thereunder;

(c) The execution and delivery by each Borrower of this Amendment, the performance by each Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower.  Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrowers of this Amendment or to consummate the transactions contemplated hereby and thereby; and

(d) When duly executed and delivered, this Amendment will be a legal and binding instrument and agreement of Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws applying to creditors' rights generally and by principles of equity applying to creditors' rights generally.

ARTICLE VI.

Miscellaneous

Section 6.1. Ratification of Agreement.  The Original Credit Agreement and the Renewal Note as hereby amended are hereby ratified and confirmed in all respects.  Any reference to the Credit Agreement or the Renewal Note in any Loan Document shall be deemed to refer to this Amendment also.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Original Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Credit Agreement or any other Loan Document.

Section 6.2. Survival of Agreements.  All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, and shall further survive until all of the Obligations are paid in full.  All statements and agreements contained in any certificate or instrument delivered by Borrowers hereunder or under the Original Credit Agreement to Bank shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrowers under this Agreement and under the Original Credit Agreement.

Section 6.3. Loan Documents.  This Amendment is a Loan Document, and all provisions in the Original Credit Agreement pertaining to Loan Documents apply hereto and thereto.

Section 6.4. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Section 6.5. Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  This Amendment may be duly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

GUARANTY BANK                                                                M/I FINANCIAL CORP.

By:		By:
	Ross Evans		J. Thomas Mason
	Vice President		Secretary

M/I HOMES, INC.

By:
J. Thomas Mason
Executive Vice President, General Counsel and Secretary